THIS PROMISSORY NOTE IS ONE OF A SERIES OF TWO PROMISSORY NOTES OF LIKE TERMS AND TENOR.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.


                 SECURED PROMISSORY NOTE AND SECURITY AGREEMENT
                 ----------------------------------------------



August 22, 2000.                                                       $500,000


FOR VALUE RECEIVED, the undersigned, VIVA GAMING & RESORT INC., a corporation duly incorporated under the laws of the State of Florida ("Maker"), hereby promises to pay to the order of ROBERT SIM ("Payee") the principal sum of Five Hundred Thousand Dollars ($500,000) with interest on the unpaid principal balance, payable as herein provided, at the rate of ten percent (10%) per annum in accordance with the terms and conditions of this Promissory Note and Security Agreement (the "Promissory Note"). The outstanding principal balance of this Promissory Note and all accrued and unpaid interest thereon, shall become due and payable on September 30, 2000, unless extended as hereinafter provided (the "Maturity Date").

         1.       Payments of Interest and Principal.
                  -----------------------------------

         a. Interest. Maker shall pay interest to Payee on the outstanding principal balance owed to Payee hereunder at the rate of ten percent (10%) per annum. Interest shall be accrued and all accrued and unpaid interest shall be paid on the Maturity Date of this Promissory Note.

         b. Principal. Maker shall have no duty or obligation to pay any portion of the outstanding principal owed hereunder, except as hereinafter provided, until the Maturity Date. On the Maturity Date all outstanding principal, and accrued but unpaid interest, shall be due and payable, and shall be paid to Payee.

         c. Payments. All payments made hereunder shall be applied as made first to the payment of interest then due, and the balance of said payment shall be applied to the payment of principal.

         d. Prepayments. This Promissory Note may be prepaid, in whole or in part, at any time, without penalty.

         2.       Extensions.
                  ----------

         a. Acknowledgment. Maker and Payee acknowledge their intent that amounts due under this Promissory Note are to be paid from the proceeds of a private placement of $10 million in securities (the "Placement") of VIVA Gaming & Resorts Inc., a Florida corporation ("VIVA (US)") to be undertaken promptly following the date hereof, with the assistance of Payee. To the extent that the Placement is not consummated on or prior to September 30, 2000. Maker and Payee have agreed to extend the Maturity Date as follows.

         b. Failure by Payee. In the event the Placement is not consummated on or prior to September 30, 2000 for any reason other than as set forth in Section 2(c) below, the Maturity Date of this Promissory Note shall be extended to December 31, 2000.

         c. Failure by Maker. In the event the Placement is not consummated on or prior to September 30, 2000 due to a "flaw of or by VIVA (US)", then (i) the Maturity Date shall be extended to October 31, 2000, (ii) Payee shall not be obligated to use its best efforts to enable VIVA (US) to complete the Placement, and (iii) Payee shall be entitled to foreclose on the Collateral in the manner set forth in the Escrow Agreement. For purposes hereof, a "flaw of or by VIVA
(US)" shall mean an event or events relating to VIVA (US) that would materially and adversely affect a reasonable investor's determination to participate in the Placement. A "flaw of or by VIVA (US)" shall not include a change in general economic conditions, information contained in any of the documents described in
Section 2(d)(i)- (iii) or information actually known to Payee as of the date hereof.

         d. Available Information and Best Efforts. Payee understands that VIVA
(US) has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is required to file periodic reports with the Securities and Exchange Commission ("SEC"), in accordance with Exchange Act rules. Payee acknowledges that it has received and reviewed copies of the following documents of VIVA (US):

                  (i) Registration Statement on Form 10-SB filed April 10, 2000;

                  (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000, filed May 15, 2000; and

                  (iii) draft Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000, not yet filed with the SEC.

Payee confirms and acknowledges that based upon its review of the foregoing documents, conversations it has had with management of VIVA (US) and the results of its due diligence investigation, nothing has come to the attention of Payee that would constitute a "flaw" within the meaning of Section 2(c) hereof. Payee hereby agrees to use its best efforts to enable VIVA (US) to complete the Placement.

         3. Place of Payment. All payments of principal and interest shall be made to Payee at its address specified in Section 8(e) below, or as otherwise specified by Payee, in writing, to Maker.

         4. Collateral Security. Maker's obligation to pay amounts due under this Promissory Note and the Promissory Note issued to Thomson Kernaghan & Co. Ltd. are secured by the collateral identified on Schedule A hereto (the "Collateral"). The Collateral is to be held in escrow for that purpose under the terms of an Escrow Agreement by and among Maker, Lenders and Wuersch & Gering LLP, Attorneys At Law, as escrow agent. Payee's entitlement to foreclose on the collateral is governed by the terms of this Promissory Note and such Escrow Agreement of even date herewith relating to the Collateral. The Maker represents and warrants that this Promissory Note, together with the taking by the Payee of possession of the Collateral with respect hereto, creates a valid first priority lien and security interest in the Collateral, enforceable against the Maker and all third parties, and validly secures the payment of the secured obligations. Maker represents and warrants that it has good and marketable title to and will at all times keep the Collateral free of all liens and encumbrances, except for the security interest created hereby, and the Maker has made no other assignment, transfer, conveyance, pledge or grant of a security interest in the Collateral. The Maker shall not, without the prior written consent of the Payee, which will not be unreasonably withheld or delayed, sell, convey, assign, pledge, grant a security interest in or otherwise transfer or encumber all or any part of the Collateral. Maker covenants it shall not cause the issuance of any additional securities in the issuer of the Collateral other than those issued and outstanding as of execution hereof. Maker will duly endorse, in blank, each and every instrument constituting the Collateral by signing on said instrument or by signing a separate assignment or other documents of transfer, if required by the Payee, and will at any time or times hereafter perform such other acts as the Payee may request to establish, maintain, perfect and enforce the Payee's security interest in the Collateral and rights under this Promissory Note.

         5.       Default and Remedies.
                  ---------------------

                  (a) Default. The occurrence of any of the following shall constitute an event of default ("Event of Default"):

                           (i) Failure to Pay. Maker fails to pay, when due, any
of its obligations under this Promissory Note at their due date, and such failure continues unremedied for a period of three business days after written notice from Payee to Maker of such failure.

                           (ii) Failure to Perform. Maker fails to perform or
observe any other material covenant, term or condition of this Promissory Note to be performed or observed by Maker and such failure continues unremedied for a period of ten business days after written notice from Payee to Maker of such failure.

                           (iii) Petition By or Against Maker. There is filed by
or against Maker any petition or complaint with respect to its own financial condition under any state or federal bankruptcy law or any amendment thereto (including without limitation a petition for reorganization, arrangement or extension of debts) or under any other similar insolvency laws providing for the relief of debtors and such petition or complaint is not set aside, stayed or terminated within 60 days after filing; or

                           (iv) Appointment of Receiver. A receiver, trustee,
conservator or liquidator is appointed for Maker, or for all or a substantial part of its assets; or Maker shall be adjudicated bankrupt, insolvent or in need of any relief provided to debtors by any court and such appointment or adjudication is not set aside, stayed or terminated within 60 days after filing.


         b. Remedies. Upon the occurrence of an Event of Default and for so long as such default is continuing:

                  (i) The outstanding principal amount of this Promissory Note and accrued interest thereon shall, at the option of Payee, become immediately due and payable.

                  (ii) Payee may exercise any of other remedies available to it under applicable law. Foreclosure upon the Collateral shall not be the sole or prerequisite remedy of Payee.

                  (iii) Maker shall be liable for all costs, charges and expenses incurred by Payee by reason of the occurrence of any Event of Default or the exercise of Payee's remedies with respect thereto.

                  (iv) In case of any one or more of the Events of Default, the holder of this Promissory Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Promissory Note, other instrument or in aid of the exercise of any power granted in this Promissory Note, other instrument or proceed to enforce the payment of this Promissory Note or to enforce any other legal or equitable right of the registered holder of this Promissory Note.

                  (v) The Maker hereby waives and releases all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by the holder.

                  (vi) Except as expressly set forth herein, the Maker hereby waives demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Promissory Note, and all other notices not specifically required hereby in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Promissory Note, and agrees that its liability hereunder shall be unconditional.

                  (vii) The holder of this Promissory Note shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the holder, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

                  (viii) No right or remedy herein conferred upon the holder of this Promissory Note is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. No course of dealing between the Maker and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

         6. Investment Intent. This Promissory Note is delivered to Payee in reliance upon its representation that Payee is acquiring this Promissory Note for investment purposes only and not with a view to resale, or with an intent of participating directly or indirectly in any distribution within the meaning of the Act. Payee may not divide his participation with others or resell, assign or otherwise dispose of all or any part of this Promissory Note, except in accordance with applicable securities laws.

         7. No Shareholder Rights. Neither delivery of this Promissory Note by Maker, nor ownership of this Promissory Note by Payee, shall confer upon Payee any rights as a shareholder of Maker.

         8.       Miscellaneous.

         a. Waivers. No waiver of any term or condition of this Promissory Note shall be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of Payee to exercise any power hereunder, or to insist upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms.

         b. Invalid Terms. In the event any provision contained in this Promissory Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Promissory Note, and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         c. Successors. This Promissory Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns.

         d. Controlling Law. This Promissory Note shall be read, construed and governed in all respects in accordance with the laws of the State of New York; without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         e. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be sufficiently given if addressed to Maker c/o Atlas Pearlman, Suite 1700, 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 and to Payee at the last designated address as provided by Payee, posted in the U.S. mail by certified or registered mail, return receipt requested.

         f. Construction of Terms. Whenever the context so requires, any gender is deemed to include any other, and the singular is deemed to include the plural, and conversely.

         g. Time of Essence. Time is of the essence in this Promissory Note and each and every provision hereof.

         h. Headings. All section and subsection headings herein, wherever they appear, are for convenience only and shall not affect the construction of any terms herein.

         i. Payment of Expenses. The Maker shall pay at closing all of the Payee's reasonable attorneys' fees and other costs related to this Agreement, including, without limitation, all fees and costs incurred in connection with
(i) the preparation of this Agreement, (ii) the handling and monitoring of the Subsidiary shares pledged hereunder, (iii) the preparation, filing and effectiveness of a Registration Statement with respect to shares of the Maker's common stock issued in a related transaction, and (iv) enforcement of the terms of this Agreement.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be executed by its duly authorized officer as of the day and year first above written.


                                            VIVA GAMING & RESORTS INC.

                                            By: /s/ Martin Gross
                                                --------------------------
                                                     Name:  Martin Gross
                                                     Title: President/CEO

Witness:

/s/ Steve Sohng
------------------------
Name:  Steve Sohng
Title: Database Mgr. Viva Gaming

                                   SCHEDULE A


Collateral Security under Promissory Note dated August 22, 2000, issued by VIVA Gaming & Resorts Inc., in favor of Robert Sim.

(i) All stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of 3,215,000 common shares in the capital stock of Viva Gaming & Resort de Mexico, S.A. de C.V. a variable capital corporation (hereinafter "Viva Mexico"), duly incorporated pursuant to the laws of the Republic of Mexico, such shares comprising 64.3% of the total issued and outstanding shares of Viva Mexico's common stock (the "Collateral Security"). The Maker covenants it shall not cause the issuance of any additional securities in Viva Mexico during the term of the Promissory Note.

                                ESCROW AGREEMENT
                                   Robert Sim


         ESCROW AGREEMENT made as of this 22nd day of August, 2000 (the "Escrow Agreement"), by and between the VIVA Gaming & Resort, a Florida corporation (the "Company"), Robert Sim, the holder of a promissory Note of the company with a principle amount of $ 500,000 (the "Lender") and Wuersch & Gering LLP, with offices at 11 Hanover Square, 21st Floor, New York, New York 10005, facsimile:
212-509-9559 (the "Escrow Agent", which term shall include any successor escrow agent appointed in accordance with Section 7(b) hereof).

                  The parties hereto are entering into this Escrow Agreement in connection with a certain Promissory Note executed by the Company on the date set forth therein (the "Note"); capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Notes.

                  Now therefore, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Appointment of Escrow Agent. The Escrow Agent is hereby appointed to act as escrow agent hereunder and the Escrow Agent agrees to act as such pursuant to the terms hereinafter set forth.

                  2. Escrow Certificate. (a) In accordance with the terms of the Escrow Agreement, the Company will be delivering to the Escrow Agent a stock certificate or certificates representing 1,071,667 shares of common stock of the Viva Gaming & Resort de Mexico, S.A. de C.V. (the "Viva Mexico Stock") held by the Company (the "Escrow Certificate"). The Escrow Certificate shall be held in escrow by the Escrow Agent, pending its release as hereinafter provided.

                  3. Release of Escrow Certificate. The Escrow Certificate shall be released by the Escrow Agent upon mutual written consent by the Company and the Lender to this agreement or in absence thereof, by the order of a court of competent jurisdiction. Such written instructions shall be in form and substance reasonably satisfactory to the Escrow Agent and shall be duly executed by the Company and the Lender. Except as otherwise provided herein, upon receipt of such written instructions, the Escrow Agent shall be entitled to dispose of the Escrow Certificate in the manner and to the persons reasonably set forth therein. If no reasonable delivery method is specified in such instructions, the Escrow Agent shall be entitled to deliver the Escrow Certificate by overnight courier, certified mail or hand delivery or such other method as Escrow Agent, in its sole discretion, deems appropriate under the circumstances.

                  4. Termination. This Escrow Agreement may be terminated by mutual consent of the Company and the Lender at any time by giving the Escrow Agent prior written notice of termination executed by the Company and the Lender, directing the distribution of all the Escrow Certificate by the Escrow

Agent under and pursuant to this Escrow Agreement. In such event, the Escrow Agent shall dispose of the Escrow Certificate as specified in such notice. In the event that a dispute arises in connection with the release of the Escrow Certificate, the Escrow Agent shall have the sole and absolute right to resign in accordance with the provisions of Section 5(b) hereof. This Escrow Agreement shall automatically terminate if and when the Escrow Certificate shall have been distributed by the Escrow Agent in accordance with the terms of this Escrow Agreement.

                  5. The Escrow Agent.
                     ----------------

                  (a) Obligations. (i) The obligations of the Escrow Agent are those specifically provided in this Escrow Agreement and no others, and the Escrow Agent shall have no liability under, and no duty to inquire into the terms and provisions, of any agreement between the parties hereto and no implied covenants or obligations shall be read into this Escrow Agreement or the Hold Agreement against the Escrow Agent, nor shall the Escrow Agent have any responsibility to inquire into the validity or enforceability of any agreement, instrument or instructions. The Escrow Agent is acting hereunder as an accommodation to the Company and the Lender. The Escrow Agent may consult with counsel of its choice, and shall not be liable for following the advice of such counsel. The Escrow Agent shall not be liable FOR THE PERFORMANCE OF ITS DUTIES HEREUNDER, for any action taken in accordance with the terms hereof or any instructions, requests or directions it is required or authorized to follow under any provision of this Escrow Agreement or otherwise or which is otherwise within the rights and powers conferred upon it by this Escrow Agreement, IN EACH CASE, EXCEPT FOR ITS WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. The duties of the Escrow Agent are purely ministerial in nature and shall not include the provision of legal services to the Company or the Lender in connection with the transactions contemplated hereby or by the Hold Agreement.

                  (ii) The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon or for the identity, authority or right of any person executing or depositing the same and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder signed by the proper parties.

                  (iii) The Escrow Agent shall have no responsibility whatsoever for the loss in transit of the Escrow Certificate or any portion thereof to or from the Escrow Agent or the failure of any portion of the Escrow Certificate to reach the intended destination; provided that the Escrow Agent shall have complied with Section 3 hereof and shall actually have delivered the Escrow Certificate to the appropriate delivery service provider. Unless the Escrow Agent shall have received reasonable delivery instructions in form and substance satisfactory to it, the Escrow Agent shall not be obligated to release any portion of the Escrow Certificate. Escrow Agent's liability for any loss or damage to the Escrow Certificate prior to such delivery shall be limited to the reasonable replacement costs thereof, and the Escrow Agent shall have no further liability to any party as a result of such loss or damage; provided that the Escrow Agent shall have kept such items in a locked compartment within or outside of its premises, except for reasonable periods of time following receipt, during transit from one locked compartment to another and prior to the delivery of such items. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES AS A RESULT OF ANY LOSS OF OR DAMAGE TO ALL OR PART OF THE ESCROW CERTIFICATE.

                  (iv) Anything herein contained to the contrary notwithstanding, the Escrow Agent shall not be obligated to take any action which might in its reasonable judgment involve it in any expense or liability unless furnished with reasonable indemnity.

                  (v) In making any distribution or taking any other action hereunder, the Escrow Agent shall have the right to rely upon and shall be protected in acting or refraining from acting upon any certificate, opinion, consent or other document believed by it to be genuine and to have been executed or presented by the proper party or parties. Any such signature of any party hereto on any notice or instruction transmitted by facsimile shall constitute the due execution and delivery of such notice or instruction by such party. The Escrow Agent shall have the right to assume that any person purporting to give any notice in accordance with this Escrow Agreement or in connection with any transaction to which this Agreement related has been duly authorized to do so. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence, or identity of any person purporting to give any such notice. The Escrow Agent may perform any of the duties provided for herein either directly or through agents or attorneys and be protected from any liability in acting, in the absence of bad faith, upon the advice of attorneys and accountants.

                  (vi) If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive a notice from the Company or the Lender with respect to the Escrow Certificate that, in the Escrow Agent's sole and absolute discretion, is in conflict with any of the terms hereof it may refrain from taking any action until otherwise directed by an order of a court or arbitrator of competent jurisdiction.

                  (vii) The Escrow Agent makes no representation as to and has no responsibility for the validity or sufficiency of this Escrow Agreement, except that the Escrow Agent represents and warrants that the partner executing this Escrow Agreement on its behalf has the authority to do so and that this Escrow Agreement is valid and binding in respect of the Escrow Agent in accordance with its terms.

                  (b) Resignation and Removal. The Escrow Agent may resign from its duties hereunder at any time by giving at least 10 days prior written notice of such resignation to the Company or the Lender and specifying a date upon which such resignation shall take effect; provided, however, that the Escrow Agent shall continue to serve until its successor accepts the Escrow Certificate pursuant to a written assignment and assumption instrument pursuant to which the rights of the Escrow Agent are assigned to such successor and such successor expressly assumes the obligations of the Escrow Agent hereunder. Notwithstanding the foregoing, however, the Escrow Agent shall, in the alternative, have the right but not the obligation, at any time, following 5 business days written notice to the other parties hereto, to resign as Escrow Agent and deposit the Escrow Certificate with a court of competent jurisdiction and the Escrow Agent shall thereupon have no further obligation with respect thereto. Upon receipt of such notice, a successor escrow agent shall be appointed by the Lender, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If an instrument of assignment and assumption by a successor escrow agent shall not have been delivered to the Escrow Agent within 15 business days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent. The Lender may at any time remove the Escrow Agent and substitute a new escrow agent by giving 10 business days prior written notice thereof to the Escrow Agent then acting.

                  (c) Indemnification. The Company and the Lender have agreed to hold the Escrow Agent harmless from and against and indemnify the Escrow Agent for any loss, liability, expense (including reasonable attorneys' fees and expenses), claim or demand arising out of or in connection with its performance under this Escrow Agreement, except in the event of gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this Section 5(c) shall survive the resignation or substitution of the Escrow Agent and the termination of this Escrow Agreement.

                  (d) Expenses of the Escrow Agent. The Company agrees herewith to bear the cost for reasonable expenses incurred by the Escrow Agent in the performance of services pursuant to this Escrow Agreement and to promptly reimburse the Escrow Agent upon receipt of a written request for reimbursement and the presentation of proper vouchers or receipts therefor.

                  6. Disputes. (a) If any dispute should arise with respect to the ownership or right of possession of the Escrow Certificate, the Escrow Agent shall be authorized and directed to retain in its possession, without liability to anyone, all or any portion of the Escrow Certificate until such dispute shall have been settled either by agreement of the parties concerned or by a Final Decree, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                  (b) The Company shall bear all of its own costs and expenses and all costs and expenses incurred by the Lender in resolving any dispute arising under this Escrow Agreement. Any costs incurred by the Escrow Agent in connection with any dispute arising under this Escrow Agreement shall be reimbursed to the Escrow Agent pursuant to the provisions of Section 5 (d) . If the Escrow Agent is not reimbursed for such expenses within 30 days' written notice thereof, the Escrow Agent shall be entitled to resign, upon 15 days' prior written notice to the Company and the Lender. If no successor escrow agent is named by the end of such 15 day period, the Escrow Agent shall have the right to deposit the Escrow Certificate with an appropriate court and the Escrow Agent shall have no further obligation under this Escrow Agreement.

                  7. Notices and Instructions. All notices, instructions (including without limitation any instructions pursuant to Section 3 hereof) or other communications which are required or permitted to be given hereunder shall be in writing and shall be personally delivered, sent by certified mail, return receipt requested, by a nationally-recognized overnight courier or facsimile, to the other party at the address first above written, or to such other address as the party to whom notice is to be given may have furnished to the other party in writing. Any such communication shall be deemed to have been given when (i) delivered, if personally delivered, (ii) on receipt, if sent by mail, (iii) on the third business day after dispatch, if sent by a recognized overnight courier (without limiting the generality of the foregoing, Federal Express, DHL and UPS shall be deemed to be recognized overnight couriers for purposes of this Agreement), and (iv) within one business day if sent by facsimile.

                  8. Counterparts. This Escrow Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement


                  9. Governing Law and Jurisdiction. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereunder. This Escrow Agreement shall be subject to the exclusive jurisdiction of the courts located in New York County, New York. The parties to this Escrow Agreement agree that any breach of any term or condition of this Escrow Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York, and the parties irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of New York for the purpose of resolving any disputes among the parties relating to this Escrow Agreement or the transactions contemplated hereby. The parties hereto irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Escrow Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient forum.

                  10. Benefits of Agreement. All the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and nothing in this Escrow Agreement, express or implied, is intended to confer on any person, corporation, group or other entity other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement. Anything contained herein to the contrary notwithstanding, this Escrow Agreement shall not be assignable by any party hereto without the consent of the other parties hereto.

                  11. Full Force and Effect. This Escrow Agreement shall remain in full force and effect until the Escrow Agent has delivered the Escrow Certificate in accordance with the terms hereof.

                  12. Severability. If any provision contained herein shall be illegal or unenforceable, the parties hereto agree that the remainder of this Escrow Agreement shall remain in full force and effect and that such illegal or unenforceable provision shall be replaced with a provision which provides the party or parties affected thereby with the same or a comparable economic benefit as that provided by such illegal or unenforceable provision.

                  13. Modification. This Escrow Agreement shall not be altered or otherwise amended, except pursuant to an instrument in writing signed by each of the parties hereto.

                  14. Descriptive Headings. The descriptive headings in this Escrow Agreement are for convenience only and shall not control or affect the meaning or constructing of any provision of this Escrow Agreement.

                  15. Transfer. The Lender shall not sell, assign, transfer exchange or otherwise dispose of, or grant any option or warrant with respect to, all or any part of the Escrow Certificate, nor shall it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge or other encumbrance with respect to all or part of the Escrow Certificate.


                           [signature page to follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.

                                 Company: VIVA GAMING & RESORTS INC.

                                 /s/ Martin Gross
                                 ----------------------------------
                                 Name: Martin Gross
                                      -----------------------------
                                 Title: President & CEO
                                      -----------------------------

                                 Lender:
                                 /s/ Robert Sims
                                 -----------------------------------
                                 Name: Robert C. Sims
                                 -----------------------------------
                                 Title: Chairman, Viva Gaming & Resorts Inc.
                                 -----------------------------------


                                 ESCROW AGENT:

                                 WUERSCH & GERING LLP

                                 /s/ Travis Gering
                                 ---------------------------------
                                 By: Travis Gering
                                     Partner

THIS PROMISSORY NOTE IS ONE OF A SERIES OF TWO PROMISSORY NOTES OF LIKE TERMS AND TENOR.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.




                 SECURED PROMISSORY NOTE AND SECURITY AGREEMENT
                 ----------------------------------------------



August 22, 2000.                                                     $1,000,000


FOR VALUE RECEIVED, the undersigned, VIVA GAMING & RESORT INC., a corporation duly incorporated under the laws of the State of Florida ("Maker"), hereby promises to pay to the order of Thomson Kernaghan & Co. Ltd. ("Payee") the principal sum of one million Dollars ($1,000,000) with interest on the unpaid principal balance, payable as herein provided, at the rate of ten percent (10%) per annum in accordance with the terms and conditions of this Promissory Note and Security Agreement (the "Promissory Note"). The outstanding principal balance of this Promissory Note and all accrued and unpaid interest thereon, shall become due and payable on September 30, 2000, unless extended as hereinafter provided (the "Maturity Date").

         1. Payments of Interest and Principal.
            ----------------------------------

         a. Interest. Maker shall pay interest to Payee on the outstanding principal balance owed to Payee hereunder at the rate of ten percent (10%) per annum. Interest shall be accrued and all accrued and unpaid interest shall be paid on the Maturity Date of this Promissory Note.

         b. Principal. Maker shall have no duty or obligation to pay any portion of the outstanding principal owed hereunder, except as hereinafter provided, until the Maturity Date. On the Maturity Date all outstanding principal, and accrued but unpaid interest, shall be due and payable, and shall be paid to Payee.

         c. Payments. All payments made hereunder shall be applied as made first to the payment of interest then due, and the balance of said payment shall be applied to the payment of principal.

         d. Prepayments. This Promissory Note may be prepaid, in whole or in part, at any time, without penalty.

    2.   Extensions.

         a. Acknowledgment. Maker and Payee acknowledge their intent that amounts due under this Promissory Note are to be paid from the proceeds of a private placement of $10 million in securities (the "Placement") of VIVA Gaming & Resorts Inc., a Florida corporation ("VIVA (US)") to be undertaken promptly following the date hereof, with the assistance of Payee. To the extent that the Placement is not consummated on or prior to September 30, 2000, Maker and Payee have agreed to extend the Maturity Date as follows.

         b. Failure by Payee. In the event the Placement is not consummated on or prior to September 30, 2000 for any reason other than as set forth in Section 2(c) below, the Maturity Date of this Promissory Note shall be extended to December 31, 2000.

         c. Failure by Maker. In the event the Placement is not consummated on or prior to September 30, 2000 due to a "flaw of or by VIVA (US)", then (i) the Maturity Date shall be extended to October 31, 2000, (ii) Payee shall not be obligated to use its best efforts to enable VIVA (US) to complete the Placement, and (iii) Payee shall be entitled to foreclose on the Collateral in the manner set forth in the Escrow Agreement. For purposes hereof, a "flaw of or by VIVA
(US)" shall mean an event or events relating to VIVA (US) that would materially and adversely affect a reasonable investor's determination to participate in the Placement. A "flaw of or by VIVA (US)" shall not include a change in general economic conditions, information contained in any of the documents described in
Section 2(d)(i)- (iii) or information actually known to Payee as of the date hereof.

         d. Available Information and Best Efforts. Payee understands that VIVA
(US) has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is required to file periodic reports with the Securities and Exchange Commission ("SEC"), in accordance with Exchange Act rules. Payee acknowledges that it has received and reviewed copies of the following documents of VIVA (US):

                  (i) Registration Statement on Form 10-SB filed April 10, 2000;

                  (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000, filed May 15, 2000; and

                  (iii) draft Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000, not yet filed with the SEC.

Payee confirms and acknowledges that based upon its review of the foregoing documents, conversations it has had with management of VIVA (US) and the results of its due diligence investigation, nothing has come to the attention of Payee that would constitute a "flaw" within the meaning of Section 2(c) hereof. Payee hereby agrees to use its best efforts to enable VIVA (US) to complete the Placement.

         3. Place of Payment. All payments of principal and interest shall be made to Payee at its address specified in Section 8(e) below, or as otherwise specified by Payee, in writing, to Maker.

         4. Collateral Security. Maker's obligation to pay amounts due under this Promissory Note and the Promissory Note issued to Thomson Kernaghan & Co. Ltd. are secured by the collateral identified on Schedule A hereto (the "Collateral"). The Collateral is to be held in escrow for that purpose under the terms of an Escrow Agreement by and among Maker, Lenders and Wuersch & Gering LLP, Attorneys At Law, as escrow agent. Payee's entitlement to foreclose on the collateral is governed by the terms of this Promissory Note and such Escrow Agreement of even date herewith relating to the Collateral. The Maker represents and warrants that this Promissory Note, together with the taking by the Payee of possession of the Collateral with respect hereto, creates a valid first priority lien and security interest in the Collateral, enforceable against the Maker and all third parties, and validly secures the payment of the secured obligations. Maker represents and warrants that it has good and marketable title to and will at all times keep the Collateral free of all liens and encumbrances, except for the security interest created hereby, and the Maker has made no other assignment, transfer, conveyance, pledge or grant of a security interest in the Collateral. The Maker shall not, without the prior written consent of the Payee, which will not be unreasonably withheld or delayed, sell, convey, assign, pledge, grant a security interest in or otherwise transfer or encumber all or any part of the Collateral. Maker covenants it shall not cause the issuance of any additional securities in the issuer of the Collateral other than those issued and outstanding as of execution hereof. Maker will duly endorse, in blank, each and every instrument constituting the Collateral by signing on said instrument or by signing a separate assignment or other documents of transfer, if required by the Payee, and will at any time or times hereafter perform such other acts as the Payee may request to establish, maintain, perfect and enforce the Payee's security interest in the Collateral and rights under this Promissory Note.

         5.       Default and Remedies.


                  (a) Default. The occurrence of any of the following shall constitute an event of default ("Event of Default"):

                           (i) Failure to Pay. Maker fails to pay, when due, any
of its obligations under this Promissory Note at their due date, and such failure continues unremedied for a period of three business days after written notice from Payee to Maker of such failure.

                           (ii) Failure to Perform. Maker fails to perform or
observe any other material covenant, term or condition of this Promissory Note to be performed or observed by Maker and such failure continues unremedied for a period of ten business days after written notice from Payee to Maker of such failure.

                           (iii) Petition By or Against Maker. There is filed by
or against Maker any petition or complaint with respect to its own financial condition under any state or federal bankruptcy law or any amendment thereto (including without limitation a petition for reorganization, arrangement or extension of debts) or under any other similar insolvency laws providing for the relief of debtors and such petition or complaint is not set aside, stayed or terminated within 60 days after filing; or

                           (iv) Appointment of Receiver. A receiver, trustee,
conservator or liquidator is appointed for Maker, or for all or a substantial part of its assets; or Maker shall be adjudicated bankrupt, insolvent or in need of any relief provided to debtors by any court and such appointment or adjudication is not set aside, stayed or terminated within 60 days after filing.

                  b. Remedies. Upon the occurrence of an Event of Default and for so long as such default is continuing:

                  (i) The outstanding principal amount of this Promissory Note and accrued interest thereon shall, at the option of Payee, become immediately due and payable.

                  (ii) Payee may exercise any of other remedies available to it under applicable law. Foreclosure upon the Collateral shall not be the sole or prerequisite remedy of Payee.

                  (iii) Maker shall be liable for all costs, charges and expenses incurred by Payee by reason of the occurrence of any Event of Default or the exercise of Payee's remedies with respect thereto.

                  (iv) In case of any one or more of the Events of Default, the holder of this Promissory Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Promissory Note, other instrument or in aid of the exercise of any power granted in this Promissory Note, other instrument or proceed to enforce the payment of this Promissory Note or to enforce any other legal or equitable right of the registered holder of this Promissory Note.

                  (v) The Maker hereby waives and releases all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by the holder.

                  (vi) Except as expressly set forth herein, the Maker hereby waives demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Promissory Note, and all other notices not specifically required hereby in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Promissory Note, and agrees that its liability hereunder shall be unconditional.

                  (vii) The holder of this Promissory Note shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the holder, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

                  (viii) No right or remedy herein conferred upon the holder of this Promissory Note is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. No course of dealing between the Maker and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

         6. Investment Intent. This Promissory Note is delivered to Payee in reliance upon its representation that Payee is acquiring this Promissory Note for investment purposes only and not with a view to resale, or with an intent of participating directly or indirectly in any distribution within the meaning of the Act. Payee may not divide his participation with others or resell, assign or otherwise dispose of all or any part of this Promissory Note, except in accordance with applicable securities laws.

         7. No Shareholder Rights. Neither delivery of this Promissory Note by Maker, nor ownership of this Promissory Note by Payee, shall confer upon Payee any rights as a shareholder of Maker.

         8.       Miscellaneous.

         a. Waivers. No waiver of any term or condition of this Promissory Note shall be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of Payee to exercise any power hereunder, or to insist upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms.

         b. Invalid Terms. In the event any provision contained in this Promissory Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Promissory Note, and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         c. Successors. This Promissory Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns.

         d. Controlling Law. This Promissory Note shall be read, construed and governed in all respects in accordance with the laws of the State of New York; without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         e. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be sufficiently given if addressed to Maker c/o Atlas Pearlman, Suite 1700, 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 and to Payee at the last designated address as provided by Payee, posted in the U.S. mail by certified or registered mail, return receipt requested.

         f. Construction of Terms. Whenever the context so requires, any gender is deemed to include any other, and the singular is deemed to include the plural, and conversely.

         g. Time of Essence. Time is of the essence in this Promissory Note and each and every provision hereof.

         h. Headings. All section and subsection headings herein, wherever they appear, are for convenience only and shall not affect the construction of any terms herein.

         i. Payment of Expenses. The Maker shall pay at closing all of the Payee's reasonable attorneys' fees and other costs related to this Agreement, including, without limitation, all fees and costs incurred in connection with
(i) the preparation of this Agreement, (ii) the handling and monitoring of the Subsidiary shares pledged hereunder, (iii) the preparation, filing and effectiveness of a Registration Statement with respect to shares of the Maker's common stock issued in a related transaction, and (iv) enforcement of the terms of this Agreement.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be executed by its duly authorized officer as of the day and year first above written.


                                                 VIVA GAMING & RESORTS INC.

                                                 By: /s/ Martin Gross
                                                     ---------------------------
                                                          Name: Martin Gross
                                                          Title: President/CEO

Witness:

 /s/ Steve Sohng
------------------------
Name:  Steve Sohng
Title: Database Mgr. Viva Gaming

                                   SCHEDULE A


Collateral Security under Promissory Note dated August 22, 2000, issued by VIVA Gaming & Resorts Inc., in favor of Thomson Kernaghan & Co. Ltd.

(i) All stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of 3,215,000 common shares in the capital stock of Viva Gaming & Resort de Mexico, S.A. de C.V. a variable capital corporation (hereinafter "Viva Mexico"), duly incorporated pursuant to the laws of the Republic of Mexico, such shares comprising 64.3% of the total issued and outstanding shares of Viva Mexico's common stock (the "Collateral Security"). The Maker covenants it shall not cause the issuance of any additional securities in Viva Mexico during the term of the Promissory Note.

                                ESCROW AGREEMENT
                           Thomson Kernaghan & Co. Ltd


         ESCROW AGREEMENT made as of this 22nd day of August, 2000 (the "Escrow Agreement"), by and between the VIVA Gaming & Resort, a Florida corporation (the "Company"), Thomson Kernaghan & Co. Ltd., the holder of a promissory Note of the company with a principle amount of $ 1,000,000 (the "Lender") and Wuersch & Gering LLP, with offices at 11 Hanover Square, 21st Floor, New York, New York 10005, facsimile: 212-509-9559 (the "Escrow Agent", which term shall include any successor escrow agent appointed in accordance with Section 7(b) hereof).

                  The parties hereto are entering into this Escrow Agreement in connection with a certain Promissory Note executed by the Company on the date set forth therein (the "Note"); capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Notes.

                  Now therefore, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Appointment of Escrow Agent. The Escrow Agent is hereby appointed to act as escrow agent hereunder and the Escrow Agent agrees to act as such pursuant to the terms hereinafter set forth.

                  2. Escrow Certificate. (a) In accordance with the terms of the Escrow Agreement, the Company will be delivering to the Escrow Agent a stock certificate or certificates representing 2,143,333 shares of common stock of the Viva Gaming & Resort de Mexico, S.A. de C.V. (the "Viva Mexico Stock") held by the Company (the "Escrow Certificate"). The Escrow Certificate shall be held in escrow by the Escrow Agent, pending its release as hereinafter provided.

                  3. Release of Escrow Certificate. The Escrow Certificate shall be released by the Escrow Agent upon mutual written consent by the Company and the Lender to this agreement or in absence thereof, by the order of a court of competent jurisdiction. Such written instructions shall be in form and substance reasonably satisfactory to the Escrow Agent and shall be duly executed by the Company and the Lender. Except as otherwise provided herein, upon receipt of such written instructions, the Escrow Agent shall be entitled to dispose of the Escrow Certificate in the manner and to the persons reasonably set forth therein. If no reasonable delivery method is specified in such instructions, the Escrow Agent shall be entitled to deliver the Escrow Certificate by overnight courier, certified mail or hand delivery or such other method as Escrow Agent, in its sole discretion, deems appropriate under the circumstances.


                  4. Termination. This Escrow Agreement may be terminated by mutual consent of the Company and the Lender at any time by giving the Escrow Agent prior written notice of termination executed by the Company and the Lender, directing the distribution of all the Escrow Certificate by the Escrow

Agent under and pursuant to this Escrow Agreement. In such event, the Escrow Agent shall dispose of the Escrow Certificate as specified in such notice. In the event that a dispute arises in connection with the release of the Escrow Certificate, the Escrow Agent shall have the sole and absolute right to resign in accordance with the provisions of Section 5(b) hereof. This Escrow Agreement shall automatically terminate if and when the Escrow Certificate shall have been distributed by the Escrow Agent in accordance with the terms of this Escrow Agreement.

                  5. The Escrow Agent.
                     -----------------

                  (a) Obligations. (i) The obligations of the Escrow Agent are those specifically provided in this Escrow Agreement and no others, and the Escrow Agent shall have no liability under, and no duty to inquire into the terms and provisions, of any agreement between the parties hereto and no implied covenants or obligations shall be read into this Escrow Agreement or the Hold Agreement against the Escrow Agent, nor shall the Escrow Agent have any responsibility to inquire into the validity or enforceability of any agreement, instrument or instructions. The Escrow Agent is acting hereunder as an accommodation to the Company and the Lender. The Escrow Agent may consult with counsel of its choice, and shall not be liable for following the advice of such counsel. The Escrow Agent shall not be liable FOR THE PERFORMANCE OF ITS DUTIES HEREUNDER, for any action taken in accordance with the terms hereof or any instructions, requests or directions it is required or authorized to follow under any provision of this Escrow Agreement or otherwise or which is otherwise within the rights and powers conferred upon it by this Escrow Agreement, IN EACH CASE, EXCEPT FOR ITS WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. The duties of the Escrow Agent are purely ministerial in nature and shall not include the provision of legal services to the Company or the Lender in connection with the transactions contemplated hereby or by the Hold Agreement.

                  (ii) The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon or for the identity, authority or right of any person executing or depositing the same and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder signed by the proper parties.

                  (iii) The Escrow Agent shall have no responsibility whatsoever for the loss in transit of the Escrow Certificate or any portion thereof to or from the Escrow Agent or the failure of any portion of the Escrow Certificate to reach the intended destination; provided that the Escrow Agent shall have complied with Section 3 hereof and shall actually have delivered the Escrow Certificate to the appropriate delivery service provider. Unless the Escrow Agent shall have received reasonable delivery instructions in form and substance satisfactory to it, the Escrow Agent shall not be obligated to release any portion of the Escrow Certificate. Escrow Agent's liability for any loss or damage to the Escrow Certificate prior to such delivery shall be limited to the reasonable replacement costs thereof, and the Escrow Agent shall have no further liability to any party as a result of such loss or damage; provided that the Escrow Agent shall have kept such items in a locked compartment within or outside of its premises, except for reasonable periods of time following receipt, during transit from one locked compartment to another and prior to the delivery of such items. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES AS A RESULT OF ANY LOSS OF OR DAMAGE TO ALL OR PART OF THE ESCROW CERTIFICATE.

                  (iv) Anything herein contained to the contrary notwithstanding, the Escrow Agent shall not be obligated to take any action which might in its reasonable judgment involve it in any expense or liability unless furnished with reasonable indemnity.

                  (v) In making any distribution or taking any other action hereunder, the Escrow Agent shall have the right to rely upon and shall be protected in acting or refraining from acting upon any certificate, opinion, consent or other document believed by it to be genuine and to have been executed or presented by the proper party or parties. Any such signature of any party hereto on any notice or instruction transmitted by facsimile shall constitute the due execution and delivery of such notice or instruction by such party. The Escrow Agent shall have the right to assume that any person purporting to give any notice in accordance with this Escrow Agreement or in connection with any transaction to which this Agreement related has been duly authorized to do so. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence, or identity of any person purporting to give any such notice. The Escrow Agent may perform any of the duties provided for herein either directly or through agents or attorneys and be protected from any liability in acting, in the absence of bad faith, upon the advice of attorneys and accountants.

                  (vi) If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive a notice from the Company or the Lender with respect to the Escrow Certificate that, in the Escrow Agent's sole and absolute discretion, is in conflict with any of the terms hereof it may refrain from taking any action until otherwise directed by an order of a court or arbitrator of competent jurisdiction.

                  (vii) The Escrow Agent makes no representation as to and has no responsibility for the validity or sufficiency of this Escrow Agreement, except that the Escrow Agent represents and warrants that the partner executing this Escrow Agreement on its behalf has the authority to do so and that this Escrow Agreement is valid and binding in respect of the Escrow Agent in accordance with its terms.

                  (b) Resignation and Removal. The Escrow Agent may resign from its duties hereunder at any time by giving at least 10 days prior written notice of such resignation to the Company or the Lender and specifying a date upon which such resignation shall take effect; provided, however, that the Escrow Agent shall continue to serve until its successor accepts the Escrow Certificate pursuant to a written assignment and assumption instrument pursuant to which the rights of the Escrow Agent are assigned to such successor and such successor expressly assumes the obligations of the Escrow Agent hereunder. Notwithstanding the foregoing, however, the Escrow Agent shall, in the alternative, have the right but not the obligation, at any time, following 5 business days written notice to the other parties hereto, to resign as Escrow Agent and deposit the Escrow Certificate with a court of competent jurisdiction and the Escrow Agent shall thereupon have no further obligation with respect thereto. Upon receipt of such notice, a successor escrow agent shall be appointed by the Lender, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If an instrument of assignment and assumption by a successor escrow agent shall not have been delivered to the Escrow Agent within 15 business days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent. The Lender may at any time remove the Escrow Agent and substitute a new escrow agent by giving 10 business days prior written notice thereof to the Escrow Agent then acting.

                  (c) Indemnification. The Company and the Lender have agreed to hold the Escrow Agent harmless from and against and indemnify the Escrow Agent for any loss, liability, expense (including reasonable attorneys' fees and expenses), claim or demand arising out of or in connection with its performance under this Escrow Agreement, except in the event of gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this Section 5(c) shall survive the resignation or substitution of the Escrow Agent and the termination of this Escrow Agreement.

                  (d) Expenses of the Escrow Agent. The Company agrees herewith to bear the cost for reasonable expenses incurred by the Escrow Agent in the performance of services pursuant to this Escrow Agreement and to promptly reimburse the Escrow Agent upon receipt of a written request for reimbursement and the presentation of proper vouchers or receipts therefor.

                  6. Disputes. (a) If any dispute should arise with respect to the ownership or right of possession of the Escrow Certificate, the Escrow Agent shall be authorized and directed to retain in its possession, without liability to anyone, all or any portion of the Escrow Certificate until such dispute shall have been settled either by agreement of the parties concerned or by a Final Decree, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                  (b) The Company shall bear all of its own costs and expenses and all costs and expenses incurred by the Lender in resolving any dispute arising under this Escrow Agreement. Any costs incurred by the Escrow Agent in connection with any dispute arising under this Escrow Agreement shall be reimbursed to the Escrow Agent pursuant to the provisions of Section 5 (d) . If the Escrow Agent is not reimbursed for such expenses within 30 days' written notice thereof, the Escrow Agent shall be entitled to resign, upon 15 days' prior written notice to the Company and the Lender. If no successor escrow agent is named by the end of such 15 day period, the Escrow Agent shall have the right to deposit the Escrow Certificate with an appropriate court and the Escrow Agent shall have no further obligation under this Escrow Agreement.

                  7. Notices and Instructions. All notices, instructions (including without limitation any instructions pursuant to Section 3 hereof) or other communications which are required or permitted to be given hereunder shall be in writing and shall be personally delivered, sent by certified mail, return receipt requested, by a nationally-recognized overnight courier or facsimile, to the other party at the address first above written, or to such other address as the party to whom notice is to be given may have furnished to the other party in writing. Any such communication shall be deemed to have been given when (i) delivered, if personally delivered, (ii) on receipt, if sent by mail, (iii) on the third business day after dispatch, if sent by a recognized overnight courier (without limiting the generality of the foregoing, Federal Express, DHL and UPS shall be deemed to be recognized overnight couriers for purposes of this Agreement), and (iv) within one business day if sent by facsimile.

                  8. Counterparts. This Escrow Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement

                  9. Governing Law and Jurisdiction. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereunder. This Escrow Agreement shall be subject to the exclusive jurisdiction of the courts located in New York County, New York. The parties to this Escrow Agreement agree that any breach of any term or condition of this Escrow Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York, and the parties irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of New York for the purpose of resolving any disputes among the parties relating to this Escrow Agreement or the transactions contemplated hereby. The parties hereto irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Escrow Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient forum.

                  10. Benefits of Agreement. All the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and nothing in this Escrow Agreement, express or implied, is intended to confer on any person, corporation, group or other entity other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement. Anything contained herein to the contrary notwithstanding, this Escrow Agreement shall not be assignable by any party hereto without the consent of the other parties hereto.

                  11. Full Force and Effect. This Escrow Agreement shall remain in full force and effect until the Escrow Agent has delivered the Escrow Certificate in accordance with the terms hereof.

                  12. Severability. If any provision contained herein shall be illegal or unenforceable, the parties hereto agree that the remainder of this Escrow Agreement shall remain in full force and effect and that such illegal or unenforceable provision shall be replaced with a provision which provides the party or parties affected thereby with the same or a comparable economic benefit as that provided by such illegal or unenforceable provision.

                  13. Modification. This Escrow Agreement shall not be altered or otherwise amended, except pursuant to an instrument in writing signed by each of the parties hereto.

                  14. Descriptive Headings. The descriptive headings in this Escrow Agreement are for convenience only and shall not control or affect the meaning or constructing of any provision of this Escrow Agreement.

                  15. Transfer. The Lender shall not sell, assign, transfer exchange or otherwise dispose of, or grant any option or warrant with respect to, all or any part of the Escrow Certificate, nor shall it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge or other encumbrance with respect to all or part of the Escrow Certificate.


                           [signature page to follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.

                                 Company: VIVA GAMING & RESORTS INC.

                                 /s/ Martin Gross
                                 ----------------------------------
                                 Name: Martin Gross
                                      -----------------------------
                                 Title: President & CEO
                                      -----------------------------

                                 Lender:
                                 /s/ Ian McKinnon
                                 -----------------------------------
                                 Name: Ian McKinnon
                                 -----------------------------------
                                 Title: Vice President
                                 -----------------------------------


                                 ESCROW AGENT:

                                 WUERSCH & GERING LLP

                                 /s/ Travis Gering
                                 ---------------------------------
                                 By:  Travis Gering
                                      Partner